UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2018

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The board of directors of TechPrecision Corporation (the “Company”) has established September 12, 2018 as the date of the 2018 Annual Meeting of Stockholders. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, because the Company did not hold an Annual Meeting of Stockholders in 2017, the Company is required set a deadline for the receipt of stockholder proposals for inclusion in the Company’s proxy materials for the 2018 Annual Meeting of Stockholders. The Company has set such deadline as the close of business on July 30, 2018, which the Company has determined is a reasonable time before the Company begins to print and mail its proxy materials. Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Company’s proxy materials.

Under the Company’s Bylaws, stockholders may also present a proposal or director nomination at the 2018 Annual Meeting of Stockholders if advance written notice is timely given to the Company’s Secretary, at the Company’s principal executive offices, in accordance with the Bylaws. Because the date of the 2018 Annual Meeting is more than 60 days after the anniversary of the Company’s last annual meeting of stockholders, to be timely under the Bylaws, notice by a stockholder of any such proposal or nomination must be provided no later than the close of business on July 30, 2018.

Shareholder proposals and other items of business should be directed to the executive offices of the Company at 1 Bella Drive, Westminster, MA 01473, c/o Corporate Secretary.

All such proposals must be in compliance with applicable laws and regulations and the Company’s Bylaws in order to be considered for inclusion in the proxy materials for the 2018 Annual Meeting of Stockholders or considered at the 2018 Annual Meeting of Stockholders.

On July 18, 2018, the Company issued a press release announcing that it plans to hold the Annual Meeting of Stockholders of TechPrecision Corporation on September 12, 2018. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Press Release dated July 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: July 18, 2018	By:	/s/ Thomas Sammons
	Name:	Thomas Sammons
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated July 18, 2018